EXHIBIT 99.1
NEWBRIDGE BANCORP AND NEWBRIDGE BANK
EXCESSIVE AND LUXURY EXPENDITURE POLICY
I. Statement of Need
     The Board of Directors of NewBridge Bancorp (including NewBridge Bank, the “Corporation”) are committed to complying fully with the requirements of the Troubled Asset Relief Program (“TARP”) Standards for Compensation and Corporate Governance as defined by the Department of the Treasury (31 CFR Part 30) pursuant to requirements set forth in the Emergency Economic Stabilization Act of 2008 (“EESA”), as amended by the American Recovery and Reinvestment Act of 2009 (“ARRA”) during the period that the Corporation participates in the TARP Capital Purchase Program.
II. Policy Objectives
     The objective of this Excessive and Luxury Expenditures Policy (this “Policy”) is to fulfill the Corporation’s requirement pursuant to the TARP Standards for Compensation and Corporate Governance as defined by the Department of the Treasury (31 CFR Part 30) (the “TARP Standards”) to have in place a company-wide policy regarding excessive or luxury expenditures as defined by the Department of the Treasury pursuant to EESA and ARRA.
III. Role of the Board of Directors
     The Board of Directors (the “Board”) is required by the TARP Standards to adopt a policy regarding excessive and luxury expenditures. The Board has oversight responsibility for the Corporation’s compliance with the requirements of the TARP Standards. In support of its oversight responsibilities, the Board shall have the following roles:
     A. The Corporate Governance and Nominating Committee of the Board must review and recommend to the Board approval of this Policy on an annual basis, or, in the event of subsequent amendments to the TARP Standards, in such time frame required by the amendment.
     B. The Board must review and approve this Policy on an annual basis, or, in the event of subsequent amendments to the TARP Standards, in such time frame required by the amendment.
     C. The Corporate Governance and Nominating Committee, in consultation with the Audit and Risk Management Committee, shall review any violations of this Policy at its next regularly scheduled meeting subsequent to the reporting of such violations to the Committees.
IV. Role of Executive Management
      Executive Management is responsible for the effective implementation of this Policy. To that end, Executive Management shall have the following roles:
     A. Monitor expenditures addressed by this Policy to ensure compliance.
     B. Document any violations of this Policy and report such violations to the Corporate Governance and Nominating Committee and the Audit and Risk Management Committee of the Board.
     C. Promptly recommend modifications of this Policy to the Corporate Governance and Nominating Committee to ensure the Policy remains compliant with the TARP Standards as they may be amended.
     D. Ensure that this Policy is posted on the Corporation’s website.

V. General Policy
     It is the policy of the Corporation that the employees and Directors of the Corporation utilize corporate assets in a prudent manner. It is further the policy of the Corporation that expenditures on entertainment or events, office and facility renovations, aviation or other transportation services, and other similar items, activities or events are prohibited to the extent that such expenditures are not reasonable for employee or Director development, reasonable performance incentives or other similar measures conducted in the normal course of business. The requirements set forth in this Policy are the Corporation’s minimum standards. Employees and Directors are encouraged to impose stricter standards upon themselves when they deem the relevant circumstances require such stricter standards.
VI. Types of Excessive or Luxury Expenditures
     A. General. Management at all levels must continually monitor corporate expenses — particularly in the following areas — in order to enforce this Policy’s prohibition on excessive or luxury expenditures:
•	travel;

•	office and facility improvements and/or renovations;

•	events;

•	entertainment; and

•	other activities or events that involve expenditures which are not for employee or Director development, performance incentives or other similar matters conducted in the normal course of business and which are not reasonable in amount.
     Expenditures in these and all other areas will be subject to the standards and restrictions set forth in this Policy, including the specific prohibitions on reimbursements for non-business related expenditures set forth immediately below.
     B. Specifically Prohibited Reimbursements. Employees and Directors will not be reimbursed for non-business related expenditures, such as, but not limited to the following:
•	traffic fines;

•	automobile insurance, except for individuals with Corporation owned or leased vehicles;

•	travel accident insurance;

•	service club fines;

•	entertainment of other employees, except for advancement of work objectives or morale;

•	personal entertainment;

•	contributions to public officials, political parties or candidates, or political action committees;

•	personal subscriptions and memberships not authorized by the individual’s supervisor; and

•	any other expenses of a personal nature.
VII. Travel Expenses
     A. General Standard. Travel and related services for the Corporation’s employees and Directors to outlying locations — including for conferences, business development purposes and other purposes — should be conducted in a prudent manner. Expenses for travel and related services must be incurred in the furtherance of the Corporation’s business. The selection of transportation and related services should include assessment of cost, efficiency and timeliness.
     B. Procedure for Reimbursement. All travel related expenses incurred by a Director in the ordinary course of business shall be submitted to the Corporate Secretary (“Policy Officer”) on a personal expense voucher. The Policy Officer will be responsible for making sure all documentation is appropriately completed and will submit all approved expenses to the Finance Department for reimbursement.
     All travel related expenses incurred by an employee in the ordinary course of business shall be submitted by the employee on a personal expense voucher and approved by such employee’s supervisor before being submitted to the Finance Department for reimbursement. Reimbursement requests by the CEO must be approved by the Chair of the Board.
     C. Automobile and Mileage Related Expense. The standard rate for mileage reimbursement for employees and Directors using their personal vehicles for business purposes shall be the then prevailing authorized corporate rate per mile in effect at the time of travel, such rate not to exceed the IRS guideline in effect at the time of travel. Mileage should be tracked from the beginning point of travel (home or office) to the point of destination for business of the Corporation. Employees and Directors will be reimbursed for parking and tolls when these expenses are required in the course of business related travel.
     D. Lodging. Employees and Directors are encouraged to avoid overnight stays when one-way travel time for a one day meeting is two hours or less. Exceptions are conferences, group meetings, etc. that have been previously approved by the employee’s supervisor, or in the case of the CEO or Directors, by the Chair of the Board. When possible, all lodging should be booked through the appropriate personnel with knowledge of any corporate rates or discounts the Corporation has negotiated with selected hotels (Hampton Inn/Holiday Express style hotel or equivalent should be used whenever possible). Expenses such as spas, fitness facilities, in-room movies, laundry and dry cleaning services, etc. must be paid personally by the employee or Director and will not be reimbursed by the Corporation.
     E. Meals. The Corporation will reimburse employees and Directors for reasonable and necessary meal expenses that are incurred during business related travel. Receipts will be required on meals of $25 or more. The cost of alcoholic beverages will not be reimbursed.
     F. Commercial Airlines. Use of commercial airlines must be approved by an employee’s supervisor, or in the case of the CEO or Directors, by the Chair of the Board. All plane fares and reservations should be booked through the appropriate personnel in order to obtain the lowest reasonable rate.
     G. Rental Cars. The use of rental cars for business purposes may be necessary under certain circumstances. Reservations for car rentals should be made through the appropriate personnel who have knowledge of any corporate rates or discounts that have been negotiated with car rental agencies.
     H. Taxi. Taxi fares will be reimbursed if incurred during the normal course of business. Receipts should be submitted on a personal expense voucher.
     I. Charter Aircraft. No aircraft may be chartered by an employee or Director without prior approval of the Chair of the Board, and in the case of a request by the Chair of the Board, by the Board.
     J. Spouse Travel Expenses. The Corporation does not pay the expenses of a spouse, a guest or a family member accompanying an employee or Director who is attending Corporation related functions unless the attendance is required or expected (this would normally include only conventions and other major social events). Reimbursement of these expenses must be requested and approved prior to the convention or event by the employee’s supervisor, or in the case of the CEO or Directors, by the Chair of the Board.
     K. Other Travel Expenses. Any travel related expenditures that are not covered by the foregoing provisions must be approved in writing by the Chair of the Board (if requested by a Director or the CEO) or the employee’s supervisor (if requested by an employee) prior to being incurred.

     L. Travel Expenses of Chair of the Board. Travel expenses of the Chair of the Board which do not require any special approval under this Section VII (e.g., mileage reimbursement and meals) shall be administered in the same manner as for Directors generally. When this Section VII requires the approval of the Chair of the Board for a particular travel related expense of a Director, and such an expense is incurred by the Chair of the Board, it shall be approved on a timely basis by the Board.
VIII. Office and Facility Improvements and Renovations
     Office and branch facility renovations are permitted only for projects that are a part of the Corporation’s Board-approved annual profit plan, to include projects that are specifically listed in the approved capital expenditure budget, and the routine renovations/improvements that are not separately identified in the budget (but allowed for in a miscellaneous line item). An exception to this may be allowed if Executive Management must deal with an emergency situation, such as an act of nature, and the expenditure is necessary to make a facility operational. Renovations must be in alignment with the Corporation’s long term strategic plan, and must at all times be consistent with the Corporation’s historical standards for utility and good value. Corporation decision makers should seek to avoid renovations and improvements that might be perceived by the public as extravagant.
IX. Events
     “Events” include meetings, conferences and employee recognition events that are intended to provide the Board, management and employees with opportunities for individual and team education, development and recognition, business planning, market and industry networking, and related business purpose objectives. Meetings may include both those that are internally organized as well as those organized by other banks, trade associations, vendors and similar organizations. Occasionally, Corporation organized meetings are held in non-Corporation facilities such as restaurants and hotels in order to accommodate the size of the group, facilitate better delivery of the meeting, or provide participants with a venue that is more conducive for the meeting’s purpose. Directors, management and employees may also participate in meetings hosted by other business partners that have a clear business purpose. Conferences typically offer educational, skill development and industry networking opportunities that enhance participant performance. These conferences should be related to the financial services industry and have a direct correlation to the attendees’ job. At times it may be appropriate that a spouse would travel to these conferences with Corporation attendees. Employee recognition meetings, dinners and events are held occasionally to recognize the contribution of an individual, team or all employees.
     All proposed meetings and events organized by the Corporation must serve one or more legitimate business purposes. Each proposed meeting or event with a cost exceeding $10,000 must be supported by a written business case identifying the specific business purpose and approved by the employee’s supervisor (if an employee meeting or event), by the CEO (if a senior executive officer meeting or event) or the Chair of the Board (if a Director or CEO meeting or event).
X. Entertainment
     “Entertainment” includes activities for which an employee or management would use corporate funds for business development purposes relating to current or prospective customers or to enhance the Corporation’s perception in the market. Our expectation is that all expenses incurred for these activities would be for corporate purposes with the objective of attracting business to the Corporation. Examples of entertainment include taking customers or prospects to restaurants, theatre, sports events, concerts, golf and other activities that the customer/prospect would find enjoyable and provide an opportunity to enhance business relationships. Expenditures for these purposes in the normal course of business are a necessary part of the Corporation’s marketing efforts and are not deemed as “luxury” or a violation of this Policy.
     Entertainment expenses should not be extravagant and should be incurred with discretion for a valid business purpose. Entertainment expenditures must be approved by the employee’s supervisor, or in the case of the CEO or Directors, by the Chair of the Board. Such expenses of the Chair of the Board shall be approved by the Board.

     If a guest or customer is being entertained, the individual’s name, affiliation, place of meeting or entertainment, and business reason for the entertainment must be included on the personal expense voucher that is submitted for reimbursement.
XI. Documentation
     All Corporation expenditures, including those expenditures covered by this Policy, shall be documented, reported, supported by written invoices and receipts, and subject to audit in accordance with standard, uniformly-applied Corporation policies and procedures.
XII. Other Activities
      All other activities or events that are not reasonable expenditures for employee or Director development, performance incentives in accordance with written plans and policies or other similar expenditures incurred in the normal course of business must be approved by: (i) the employee’s supervisor; (ii) in the case of the CEO or Directors, by the Chair of the Board; and (iii) in the case of the Chair, by the Board.
XIII. Reporting of Violations
     Any individual who violates this Policy, or knows of any such violation by any other individual, must report the violation immediately to such individual’s supervisor who shall then report the violation to the CEO (or in the case of an alleged CEO violation, to the Chair of the Board). Any alleged violation shall be reported to the Chair of the Audit and Risk Management Committee and the Chair of the Corporate Governance and Nominating Committee. Any allegation shall be promptly investigated, a finding made and reported to the Board on a timely basis. Any employee or Director who engages in extravagant spending shall be subject to discipline up to and including termination of employment, or removal or omission of re-nomination to the Board.
XIV. Certification
     The CEO and the CFO of the Corporation shall certify to the Board at least annually that the provisions of this Policy are being enforced and are sufficient to provide reasonable assurance that the Corporation’s expenditures for such purposes are not excessive.
XV. Amendments and Modifications
     This Policy shall be subject to modification only with the approval of the Board stating the specific business rationale for the change in policy.